LINDNER INVESTMENTS

SUPPLEMENT, dated November 20, 2000, to Prospectus, dated October 6, 2000:

Effective November 20, 2000, Lindner Asset Management, Inc., the Adviser to Lindner Investments, has employed three new individuals to serve as co-managers of the Lindner Large-Cap Fund and two new individuals to serve as co-managers of the Lindner Small-Cap Fund. Accordingly, the information appearing on pages 29 and 30 of the Prospectus, dated October 6, 2000, under the caption "Management of the Trust" is amended to read as follows:

     Lindner Management has appointed the following portfolio co-managers for each of the Lindner Funds:

     Lindner Asset Allocation Fund:
     -- Mark T. Finn, Jeffrey D. Fotta and Jonathan Finn, co-managers of the equity portion;
     -- Gerald H. Barnes, manager of the fixed-income portion.
     Lindner Utility Fund:
     -- Gerald H. Barnes, Mark T. Finn and Thomas F. Lynch, co-managers. Lindner Large Cap Fund:
     -- Jerome A. Castellini, Edward A. Clark and Robert S. Takazawa, Jr., co-managers.
     Lindner Small Cap Fund:
     -- Roger H. Stamper and Stephen J. Wisneski, co-managers.
     Lindner Opportunities Fund:
     -- Mark T. Finn and Jonathan F. Finn, co-managers.
     Lindner Market Neutral Fund:
     -- Jeffrey D. Fotta and Thomas F. Lynch, co-managers.

     Mark T. Finn, has been Vice Chairman and Chief Operating Officer of Lindner Asset Management since April 1999 and also serves as Chief Investment Officer of the Adviser. Mr. Finn received an MBA degree from the College of William and Mary in 1987. Mr. Finn also serves as the Chairman of Vantage Consulting Group, Inc., an investment counseling firm and a registered investment adviser and is Trustee of CitiFunds, a family of mutual funds sponsored by Citibank, NA. Mr. Finn has been the co-manager of the Asset Allocation Fund and the Utilities Fund since April 2000, and was the manager of the Opportunities Fund from its inception in October 1999 until April 2000, when Jonathan Finn joined him as a co-manager. Mr. Finn also served as co-manager of the Large-Cap and Small-Cap Funds from April 2000 until November 2000.

     Jeffrey D. Fotta, CFA, received a BA in Economics and Philosophy in 1985 and an MBA in Finance in 1992 from Boston College. He has been employed by the Adviser since April 1999 and is a member of the Boston Security Analysts Society, the Association of Investment Management and Research, and the International Association of Financial Engineers. Mr. Fotta has over fifteen years of experience in fundamental analysis of equity securities and is founder and Managing Partner of Ernst Research and Management, LLC, where he has focused on quantifying and developing the Dual Cash Flow model for use in the security selection process. Mr. Fotta earned the Chartered Financial Analyst designation in 1996. Mr. Fotta has been co-manager of the Market Neutral Fund and of the equity portion of the Asset Allocation Fund since April 2000; he also served as co-manager of the Large-Cap Fund from April 2000 until November 2000.

     Jonathan F. Finn, CFA, is the son of Mark Finn. He graduated from the University of Virginia in 1995 with a BA in Economics. Since 1995, Jon Finn has been employed by Vantage Consulting Group, Inc., in various roles of increasing responsibility ranging from Manager of Information Technology to Quantitative Research Analyst. In 1999, he earned his Chartered Financial Analyst designation. Mr. Finn has been co-manager of the Opportunities Fund since April 2000 and co-manager of the equity portion of the Asset Allocation Fund since November 2000; he also served as co-manager of the Small-Cap Fund from April 2000 until November 2000.

     Gerald H. Barnes, CFA, earned a BS in Commerce in 1969 from the University of Virginia and an MBA degree in 1995 from Old Dominion University. He began his investment career in 1971 as a research analyst in the Trust Division of Virginia National Bank, where he was employed until 1984 and attained the position of Senior Vice President and manager of the Bank's Employee Benefit Equity Funds. During most of his tenure with the Bank, Mr. Barnes maintained analytical responsibility for electric utilities and telecommunications equities. Mr. Barnes was employed by Delta Financial, Inc., an investment management firm located in Virginia Beach, Virginia, from 1984 until 1991, where he held positions in investment research and portfolio management. Since 1991, he has been employed as the President of Vantage Consulting Group, Inc. Mr. Barnes earned the Chartered Financial Analyst designation in 1977. Mr. Barnes has served as manager of the fixed income portion of the Asset Allocation Fund and as co-manager of the Utility Fund since April 2000.

     Thomas Lynch received a BS degree in Computer Science and Mathematics in 1986 from Boston College. Mr. Lynch has over twenty years of experience in macro and micro-economic modeling, and computer programming. For the past eight years, he has been developing research based on quantitative analysis, as well as developing several portfolio trading strategies and products. Mr. Lynch has extensive experience with the selection and optimization of equity positions for market neutral and long strategies. Mr. Lynch's previous experience includes managing and trading a hedge fund portfolio, as well as creating auditing tools used to analyze growth, profitability, and liquidity. Mr. Lynch has served as co-manager of the Utility Fund and the Market Neutral Fund since April 2000.

     Jerome A. Castellini received a BA degree in Economics in 1979 from the University of Notre Dame and an MBA in 1982 from the University of Chicago. Since January 1999, Mr. Castellini has been a principal owner and a manager of CastleArk Management, LLC, a registered investment advisory firm in Chicago, Illinois, that primarily manages equities and energy partnership portfolios for institutional and high net worth individuals. At CastleArk Management, Mr. Castellini has been primarily involved in the management of equity portfolios. From June 1989 until January 1999, Mr. Castellini was a director and a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of that firm's large-cap and mid-cap growth products. Mr. Castellini has served as co-manager of the Large-Cap Fund since November 2000.

     Edward A. Clark earned a BA degree in Economics in 1980 from Northwestern University and an MBA in Finance in 1984 from DePaul University. Since January 1999, Mr. Clark has been an owner and manager of CastleArk Management, LLC, and has been primarily involved in the management of investment portfolios. From May 1990 until January 1999, Mr. Clark was a portfolio manager of mutual funds for the investment management firm of Loomis, Sayles & Co., L.P., with principal responsibilities for the management of its investment grade bond products. Mr. Clark has served as co-manager of the Large-Cap Fund since November 2000.

     Robert S. Takazawa, Jr., CFA, earned a BBA in Finance in 1973 from the University of Notre Dame and an MBA in Finance in 1975 from Northwestern University. Since August 1999, Mr. Takazawa has been employed as a Vice President of CastleArk Management, LLC, and has been primarily focused on large-cap companies. From June 1994 until July 1999, Mr. Takazawa was employed as a Vice President of Loomis, Sayles & Co., L.P., where he was responsible for co-managing its large-cap growth product. From June 1974 until May 1994, he was employed as a Senior Vice President of Kemper Financial Services, Inc., where he was responsible for its institutional equity products. Mr. Takazawa earned the Chartered Financial Analyst designation in 1981. Mr. Takazawa has served as co-manager of the Large-Cap Fund since November 2000.

     Roger H. Stamper, CFA, earned a B.S. in Mathematics in 1978 and an M.B.A. in Finance in 1981 from Western Michigan University. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios.
From May 1998 until October 1999, Mr. Stamper was the President of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. Prior to May 1998, Mr. Stamper was a Managing Director of First of America Investment Corporation, in Kalamazoo, Michigan, the investment adviser for the Parkstone Funds, a family of mutual funds, and in this capacity Mr. Stamper served as a portfolio manager for the Parkstone Small-Cap Fund. Mr. Stamper earned the Chartered Financial Analyst designation in 1984. Mr. Stamper has served as co-manager of the Small-Cap Fund since November 2000.

     Stephen J. Wisneski, CFA, earned a B.S. in Civil Engineering in 1974 from Michigan State University and an M.B.A. in Finance in 1984 from the University of Houston. Since November 1999 he has been employed by CastleArk Management, LLC, as a Vice President and has been primarily involved in the management of equity portfolios. From June 1988 until October 1999, Mr. Wisneski was the Chief Operating Officer of Spyglass Asset Management, in Portage, Michigan, a registered investment adviser, where he was principally involved in the management of investment portfolios for individual clients. Prior to May 1998, Mr. Wisneski was a Vice President and Senior Portfolio Manager with First of America Investment Corporation, and he was employed in various capacities including client service, industry analysis and as a portfolio manager in the mid-cap and large-cap growth strategies. Mr. Wisneski earned the Chartered Financial Analyst designation in 1990. Mr. Wisneski has served as co-manager of the Small-Cap Fund since November 2000.

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